BioSpecifics
TECHNOLOGIES CORP.

March 2012



(NASDAQ:BSTC)

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, expected revenue growth, and the assumptions underlying or relating to such statements, are "forward-looking statements". In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. Our forward-looking statements are my predictions based on our current expectations and our projections about future events. These are a number of important factors could cause our actual results to differ materially from those indicated by such forward-looking statements, including the statements made by us or by our partner Auxilium Pharmaceuticals, Inc. ("Auxilium") regarding progress toward achievement of Auxilium's objectives for the sale and marketing of XIAFLEX® for Dupuytren's contracture in the U.S., including, among other things, developments in the reimbursement process; the ability of Pfizer, Inc. to achieve its objectives for XIAPEX® in Europe; the ability of Asahi Kasei Pharma Corporation to achieve its objectives for XIAFLEX in Japan; the ability of Actelion Pharmaceuticals Ltd. to achieve its objectives for XIAFLEX in Canada, Australia, Brazil and Mexico; the success of the Phase III trials for XIAFLEX for the treatment of Peyronie's disease; the potential market for XIAFLEX in a given indication; the initiation and outcome of clinical trials for additional indications including frozen shoulder, cellulite, human lipoma and canine lipoma, all of which will determine the amount of milestone, royalty and sublicense income we may receive; the potential of XIAFLEX to be used in additional indications; the timing of results of any clinical trials; the receipt of any applicable milestone payments from Auxilium; whether royalty payments we are entitled to receive will exceed set-offs; and other risk factors set forth in our Form 10-K for the year ended December 31, 2010, Form 10-Q for the quarter ended September 30, 2011 and our reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

BioSpecifics: Momentum in 2012 and Beyond

- Leader in collagenase development with positive clinical results reported in a broad range of indications
- BioSpecifics development program for XIAFLEX* injectable collagenase
  - Canine lipoma: Placebo controlled opt-in trial to be initiated during 1H12
  - Human lipoma: Phase II dose escalation clinical trial to be initiated during 1H12
- Key XIAFLEX development programs based on early BioSpecifics development
  - Dupuytren's contracture: Multi-cord Phase IIIb trial results expected 2H12
  - Peyronie's disease: Phase III pivotal clinical trials with top-line results expected late 2Q12
  - Frozen shoulder: Phase IIa top-line results expected 1H13
  - Cellulite: Phase Ib study top-line results expected 4Q12
- Profitable on an ongoing annual basis
- Strong patent/intellectual property portfolio through 2028

*Registered Trademark: Auxilium Pharmaceuticals, Inc.

BioSpecifics

XIAFLEX Therapeutic Potential

- Excess collagen deposition causes many medical conditions
- XIAFLEX: injectable collagenase provides minimally invasive non-surgical approach with significant potential for many indications
- Positive clinical results documented in:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Human lipoma
  - Cellulite
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated discs
  - Adjunct to vitrectomy
  - Canine lipoma

XIAFLEX: Deep Development Pipeline


Indications
Phase I
Phase II
Phase III
Marketing & Sales
Expected Timeline
Dupuytren's Contracture
Peyronie's Disease
Frozen Shoulder
Canine Lipoma
Human Lipoma
Cellulite
Top-line Phase IIIb data in 2H12
Top-line Phase III data in 2Q12
Top-line Phase IIa data in 1H13
Phase II opt-in trial to start during 2H12
Phase II trial to start during 2H12
Top-line Phase Ib data in 4Q12

XIAFLEX for Dupuytren's Contracture

- Dupuytren's contracture: formation of collagen cord in palm that contracts and limits range of motion of fingers; significantly affects quality of life and daily activities
- Treats adult Dupuytren's contracture patients with palpable cord; no restrictions re joints nor limitations on contracture severity
  - Marketed in US (Auxilium) and Europe (Pfizer, as XIAPEX)
- Post-approval profile consistent with clinical trial experience
- First and only FDA- and EMA-approved nonsurgical treatment



Deep Flexor Tendon
Palmar fascia
Dupuytren's nodule
Superficial flexor tendon

Source: Auxilium Pharmaceuticals

BioSpecifics

XIAFLEX for Dupuytren's Contracture: Commercialization Initiatives

- Several new strategies and commercial changes in place to enhance XIAFLEX sales targeting patients and physicians:
  - Ongoing 60 patient multi-cord Phase IIIb clinical trial in the US and Australia to assess the efficacy and safety of multiple concurrent injections; top-line results expected in 2H12
  - Activating a critical mass of experienced prescribers
  - Sampling program
  - Patient co-pay assistance program
  - TV campaign in 12 markets
  - Patient website: www.FactsonHand.com
- CPT codes and J-code in effect

Source: Auxilium Pharmaceuticals

XIAFLEX for Dupuytren's Contracture: Successful Post-Approval XIAFLEX Studies

- 17 months of post-approval data showed consistent safety profile with clinical trials after ~11,000 injections
- Positive top-line results from Phase IIIb multi-cord study testing safety, tolerability, and multiple-dose pharmacokinetics, consistent with previous clinical studies
- Positive data at 2011 ASSH Meeting
  - Retrospective commercial 300-patient chart review
  - Three year recurrence data from CORDLESS study
    - 71% of patients who had MP contractures corrected did not recur
    - For those MP patients with recurrence, time to return to baseline contracture was ~ 3 years

XIAFLEX for Peyronie's Disease: In Late Stage Clinical Trial

- Excess of inelastic collagen causes penis curvature/deviation; distorts erection and results in pain, penile shortening, indentations and/or erectile dysfunction
  - Surgery only current proven treatment option but has multiple disadvantages
- Active dosing phase complete in Phase III clinical trial with top-line results expected in late 2Q12



Erect penis with Peyronie's


Glans
Inelastic collagen plaque causes curvature
Spongy erectile tissue

BioSpecifics

XIAFLEX for Peyronie's Disease: Current Treatment Options



Tunica Plication
Shortening of the longer side of the penis to correct deviation



Tunical Lengthening
Incision or partial excision and use of graft material



Penile Prosthesis Implantation
For patients with PD, vascular insufficiency, inflatable or malleable

Source: Serefoglu & Hellstrom Curr Urol Rep August 5, 2011

XIAFLEX for Peyronie's Disease: Phase III Trial

- Phase III development plan for XIAFLEX on Peyronie's disease
  - 2 double-blind, placebo-controlled trials in 800 patients (400/trial) at approximately 70 sites in US and Australia, 52 week follow up
  - Open label study with at least 250 patients at 39 US, EU and NZ sites, 36 week follow up
  - Pharmacokinetic study with 16 patients in US, 4 week follow up
- Trial design:
  - Co-primary endpoints of mean change from baseline in the Peyronie's bother domain of the PDQ compared to placebo and mean percent improvement from baseline in penile curvature compared to placebo
  - 2:1 XIAFLEX to placebo
  - Four treatment cycles (2 vials/cycle x 4 cycles = 8 vials)
  - Penile plaque modeling following each cycle

Source: Auxilium Pharmaceuticals

XIAFLEX for Peyronie's Disease:
Top-Line Phase III Results Expected Late 2Q12

- Active dosing phase complete
- Double-blind patients complete 52 week follow-up phase in March 2012
- Top-line results should be available in late 2Q12
- sBLA filing expected by end of 2012

Source: Auxilium Pharmaceuticals

XIAFLEX for Cellulite: Promising Trial Results Reported

- Results from collagen fibrous septae held in an irregular pattern; causes skin dimpling
- Affects 85-98% of women
- Positive Phase I results showed 76% reduction in the physician reported appearance of cellulite and a patient satisfaction score of 1.75* at 6 months
- No FDA approved medical therapies


Before Collagenase
One month after Collagenase
Six months after Collagenase

Source: A. Dagum and M. Badalamente, *Plastic and Reconstructive Surgery* (Sept 15, 2006) and Auxilium.

*Scale for patient satisfaction scoring: 1 (completely satisfied) to 4 (not satisfied)

BioSpecifics

XIAFLEX for Cellulite: Phase Ib Dose Escalation Study

- Single site, open-label dose-escalation study
  - Targeted enrollment of 63 women 21-60 years of age
- Assess the safety and efficacy of XIAFLEX to treat cellulite
  - Multiple doses in various volumes and concentrations ranging between 0.0029 mg and 0.116 mg
  - 10 injection sites over an 8 x 10 cm surface area
  - Seven cohorts followed for 90 days
- Physician and patient reported improvement of cellulite endpoints and 3-D photographic imaging techniques
- Top-line results expected in 4Q12

Source: Auxilium Pharmaceuticals

XIAFLEX for Frozen Shoulder: Promising Trial Results Reported

- Inflammation and thickening of shoulder capsule due to collagen accumulation
- No FDA-approved pharmaceutical therapies
- 20-50M people worldwide affected
- BioSpecifics Phase II trial demonstrated statistical significance (p=0.02) in active elevation from baseline at highest dose



Source: Badalamente, M.A., Wang, E.D.
Enzymatic Capsulotomy for Adhesive Capsulitis (Frozen Shoulder)
Annual meeting of the American Academy of Orthopaedic Surgeons March 2006

XIAFLEX for Frozen Shoulder: Phase IIa Dose Escalation Study

- Phase IIa clinical study to assess the safety and efficacy of XIAFLEX in the treatment of frozen shoulder
  - Two doses (0.29 and 0.58 mg) given under ultrasound guidance
  - Approximately 50 subjects across 4 cohorts
  - Up to three injections 21 days apart
  - Subjects followed for 90 days
- Endpoint will be range of motion parameters for the affected shoulder at 90 days
- Top-line results expected in 1H13

Source: Auxilium Pharmaceuticals

XIAFLEX for Canine Lipoma:
BioSpecifics Development Program



- Canine lipomas common and can be serious health problem in dogs; often restrict motion in older dogs
- No FDA-approved pharmaceutical therapies
  - Surgery represents only current treatment option
- BioSpecifics veterinarian market survey
  - Average 25 surgeries/lipoma excision annually
  - Estimated injectable collagenase use on 22 dogs per year
- 1.7M dogs affected in US
  - 1M potential injectable collagenase treatments for canine lipoma annually
  - Approximate current cost of treatment annually believed to be $635M

BioSpecifics

XIAFLEX for Canine Lipoma:
Positive Chien-802 Study Results

- BioSpecifics conducted open label trial with single injection into benign subcutaneous lipomas
  - No repeat treatments
- 3 dogs evaluable by CT Scan at 90 days post treatment
- Treated lipomas were 0%, 0%, and 7% of size at baseline vs. untreated control lipomas which increased by 29%, 13% and 28% from baseline
- Single injection resulted in average decrease of 97% size of lipoma and untreated had average increase of 23% in lipoma size

BioSpecifics

XIAFLEX for Canine Lipoma: Chien-804 Trial to Start During 1H12

- BioSpecifics to conduct placebo controlled randomized clinical trial to evaluate efficacy of XIAFLEX for treatment of benign subcutaneous lipoma
- 32 dogs randomized 1:1 XIAFLEX to placebo
- Single injection of either XIAFLEX or placebo
- Initiation expected during 1H12; FDA clearance received

XIAFLEX for Human Lipoma:
BioSpecifics Development Program

- Encapsulated fat deposits occurring as bulges under the skin
- Primary diagnosis in 575,000 US patients annually; no FDA-approved pharmaceutical therapies
- Phase I trial showed 90% success rate in decreasing lipoma size by 50-90% after single treatment
- 93% average reduction of lipoma size post treatment at 6 months
- Phase II dose escalation study expected to initiate during 1H12; FDA clearance received
    - 14 patients, single center, 4 dosage groups



BioSpecifics

Strategic Partnerships

BioSpecifics
TECHNOLOGIES CORP.

Value-Added XIAFLEX Strategic Alliances:
Auxilium Development and License Agreement

- >$22M in milestone, COGS, and royalty payments received as of December 31, 2011
- Payments due to BioSpecifics from Auxilium
  - Low double digit royalties as % of worldwide net sales by Auxilium and Pfizer, independent of clinical indication, territory and sales volume
  - Additional mark-up on COGS
  - 8.5% of milestone payments paid to Auxilium by Pfizer
  - Modest milestones for additional indications and regulatory submissions in the United States and major markets in Europe
- Close collaboration on the substantial development program for XIAFLEX
- Auxilium has the right to opt-in for all indications

Value-Added XIAFLEX Strategic Alliances:
Auxilium – Pfizer Partnership for XIAPEX in Europe

- Pfizer responsible for marketing XIAPEX for Dupuytren's contracture and Peyronie's disease in 27 member countries of EU and 19 other European and Eurasian countries
- $11.5M received from Auxilium as of December 31, 2011 for XIAPEX in Europe
  - $0.6M recognized in 4Q11 related to the launch in Spain in 3Q11
- BioSpecifics to receive:
  - 8.5% of $7.5M for each of the two remaining major European markets (Italy and France)
  - 8.5% of future milestone payments paid to Auxilium by Pfizer
  - All in addition to milestones due under BioSpecifics - Auxilium agreement

Value-Added XIAFLEX Strategic Alliances:

Auxilium – Asahi Kasei Pharma Partnership for XIAFLEX in Japan

- Partnership granting Asahi rights to commercialize XIAFLEX for Dupuytren's contracture and Peyronie's disease in Japan
- $15M upfront to Auxilium; approximately $0.8M received by BioSpecifics
- BioSpecifics to receive % of potential future milestones, low double digit royalties and mark-up on COGS

Value-Added XIAFLEX Strategic Alliances:
Auxilium – Actelion Partnership for XIAFLEX in ROW

- Actelion has the right to develop and commercialize XIAFLEX for the treatment of Dupuytren's contracture and Peyronie's disease in Canada, Australia, Brazil and Mexico
  - Dupuytren's contracture has been accepted for review by Health Canada; regulatory action is expected in 2H12
  - Actelion expects to file for approval of XIAFLEX for the treatment of Dupuytren's contracture in Australia, Brazil and Mexico over the next 12 months
- BioSpecifics will receive a percentage of the $10M upfront payment paid to Auxilium from Actelion and up to $16M in potential regulatory, pricing and reimbursement milestone payments and $42.5M in potential sales milestone payments

Corporate Overview

BioSpecifics
TECHNOLOGIES CORP

Strong Intellectual Property Portfolio

- XIAFLEX for Dupuytren's contracture has Orphan Drug protection in US until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
  - Auxilium will have 7 years of orphan drug protection in the US for XIAFLEX for Peyronie's disease if approved
- Auxilium expects 10 year marketing exclusivity post-approval in Europe as first-in-class through 2021
- Royalties through 2028 based on pending and issued patents
- BioSpecifics owns, co-owns or controls patents and patent applications for injectable collagenase to treat:
  - Dupuytren's contracture
  - Peyronie's disease
  - Frozen shoulder
  - Removal of adipose tissue
  - Others

Financial Highlights ($)
Profitable on an Ongoing Annual Basis

	For the year ended 12/31/11* (unaudited)	For the year ended 12/31/10 (unaudited)
Cash and equivalents, short term investments	$ 8,196,831	$ 7,831,822
Income Statement		
Revenues	$ 11,395,726	$ 5,661,348
Other income	71,603	525,843
Costs and expenses	(6,203,959)	(7,695,731)
Deferred tax assets	1,338,256	-
Net income (loss)	$ 6,601,626	$ (1,508,540)
Net income (loss) per basic share	$ 1.04	$ (0.24)
Net income (loss) per diluted share	$ 0.95	$ (0.24)
Shares used in computation of basic net income (loss)	6,340,648	6,261,214
Shares used in computation of diluted net income (loss)	6,952,386	6,261,214

*On a Non-GAAP basis for the year ended December 31, 2011, net income was $5,263.370 with an EPS of $0.83 basic and $0.76 diluted excluding the deferred tax assets.

BioSpecifics

Momentum in 2012 and Beyond: Anticipated Upcoming Milestones

- Human lipoma: BioSpecifics plans to initiate dose escalation clinical trial during 1H12; FDA clearance received
- Canine lipoma: BioSpecifics plans to initiate placebo controlled trial during 1H12; FDA clearance received
- Dupuytren's contracture:
  - Anticipate announcement of top-line Phase IIIb results from 60 patient multi-cord trial in the US and Australia to assess the efficacy and safety of multiple concurrent injections in 2H12
- Peyronie's disease: Top-line data for Phase III double-blind placebo-controlled trials expected in late 2Q12
- Frozen shoulder: Phase IIa top-line results expected in 1H13
- Cellulite: Phase Ib top-line results in 4Q12

Source: Auxilium Pharmaceuticals

(NASDAQ:BSTC)

BioSpecifics
TECHNOLOGIES CORP.

